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                                                                   EXHIBIT 10.16
                       TELEPORT COMMUNICATIONS GROUP INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            As Amended and Restated



          The purpose of this Plan is to attract and retain qualified employees to promote the business of Teleport Communications Group Inc. by providing its employees with an opportunity to purchase its Class A common stock.

          1. Definitions
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          "Average Market Price" shall mean the average of the closing price of the Corporation's Shares on the NASDAQ National Market System on the ten trading days prior to a given day, provided, however, that for the first Offering Period, Average Market Price shall mean the initial public offering price per Share as set forth in the Corporation's prospectus for the Shares.

          "Beneficiary" shall have the meaning set forth in Section 25.


          "Code" shall mean the Internal Revenue Code of 1986, as amended.


          "Committee" shall mean the Compensation and Benefits Committee appointed by the Board of Directors of the Corporation.

          "Compensation" shall mean the annual compensation paid by the Corporation or its Subsidiaries to a Participant as determined in the sole discretion of the Committee.


          "Corporation" shall mean Teleport Communications Group Inc.


          "Disability" shall mean, with respect to any Participant, a disability which entitles the Participant to benefits under the Company's long-term disability insurance policy, or in the absence of any such policy, a total and permanent disability as determined by the Committee in its sole discretion.

          "Eligible Employee"shall have the meaning set forth in Section 4.


          "Exercise Date"shall mean with respect to any offering, the last day of the Offering Period.



          "Grant Date" shall mean the first business day of each Offering
           Period.
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          "Offering Period" shall mean the twelve (12) month period beginning, for the first Offering Period, on the day that Shares are first offered to the public in an initial public offering, or for each other Offering Period, beginning on the date determined by the Committee for the issuance of Options.

          "Option" shall mean a right granted to an Eligible Employee by the Committee pursuant to the Plan to purchase shares in an Offering Period.

          "Participant" shall mean an Eligible Employee who elects to participate in the Plan pursuant to Section 6.


          "Plan" means the Teleport Communications Group Inc. Employee Stock Purchase Plan as set forth herein and amended from time to time.

          "Retirement" shall mean termination of employment following a Participant's attainment of (i) age sixty-five (65), or (ii) early retirement date as defined in the Teleport Communications Group Inc. Retirement Savings Plan or a successor plan.

          "Shares" shall mean shares of the Class A common stock, $.01 par value per share, of the Corporation.


          "Subsidiary" shall mean a subsidiary of the Corporation within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder, which has been designated by the Committee as a participating employer in this Plan.

          2.  Administration.  The Plan shall be administered by the Committee.
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Members of the Committee shall not be Eligible Employees.  The Committee shall have the sole and discretionary authority to make rules and regulations for the administration of the Plan and to interpret the Plan. The Committee's interpretations and decisions with regard thereto shall be final, binding and conclusive on all interested parties.

          3.  Stock Subject to the Plan.  The Corporation hereby reserves and
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makes available for purchase under the Plan such number of Shares equal to the maximum number of Shares for which all Eligible Employees as of the Effective Date could elect to be granted Options under Section 9 for the first Offering Period (approximately 745,000 Shares). In the event any Option granted under the Plan is canceled or expires unexercised, the number of Shares no longer subject to such Option shall automatically become available for new awards under the Plan.
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          4.  Eligible Employees.  All employees of the Corporation or any of
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its Subsidiaries as of a Grant Date shall be eligible to participate in the
Plan, except employees (i) whose customary employment is twenty (20) hours or less per week or not more than five (5) months in any calendar year, or (ii) who immediately after any Grant Date, would own 5 percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. For purposes of the preceding sentence, the rules of Sections 423(b)(3) and 424(d) of the Code shall apply in determining the employee's percentage of stock ownership.

          5.  Offerings.  On each Grant Date, the Committee shall grant each
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Eligible Employee an Option to purchase Shares under the Plan.

          6.  Participation.  An Eligible Employee on the Grant Date may become
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a Participant in such offering by completing any election forms deemed appropriate by the Committee.

          7.  Payment.  A Participant may pay for any Shares by completing a
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payroll deduction authorization form and forwarding it to his or her employer's payroll department. The form will authorize a regular payroll deduction from the Participant's compensation for the purpose of purchasing Shares, and will specify the date on which such deduction is to commence, which may not be retroactive. A Participant may at any time increase or decrease his payroll deduction by filing a new payroll deduction authorization form, subject to
Section 9(a). The change may not become effective sooner than the next pay period after receipt of the form. A payroll deduction may be increased only once and reduced only once during any Offering Period. Alternatively, a Participant may pay for any Shares by: (i) making a lump-sum contribution to his employer's payroll department at least five (5) business days prior to the Exercise Date;
(ii) delivering to the Committee at least ten (10) business days prior to the Exercise Date a properly executed exercise notice together with irrevocable instructions to a broker to sell such Shares from the Participant's Option as are necessary to satisfy the purchase price and to promptly remit such sale proceeds to the Corporation; or (iii) subject to the prior consent of the Committee, delivering to the Committee at least ten (10) business days prior to the Exercise Date written directions to the Corporation to withhold from the Participant's Option such Shares as are necessary to satisfy the purchase price.

          8.  Cancellation.  A Participant may, at any time and for any reason,
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cancel his payroll deduction authorization and permanently withdraw the balance accumulated in the Participant's payroll deduction account with interest as determined under Section 12. Any cancellation shall be in writing and must be received by the Vice President - Human Resources prior to the Exercise Date.
The Participant may thereafter begin payroll deductions again only once during the remainder of the Offering Period by completion of a new payroll deduction authorization; provided that if the Participant is an "insider" subject to
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Section 16 of the Securities Exchange Act of 1934, he may not renew his participation and purchase shares hereunder for at least six months. Partial withdrawals are permitted.

       9.  Options.
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          (a) Each Eligible Employee as of the first Grant Date will be granted an Option to purchase a number of shares equal to 10 percent of his Compensation divided by the Average Market Price. Each Eligible Employee as of any Grant Date other than the initial Grant Date shall be granted an Option to purchase a number of Shares under a uniform formula specified by the Committee. No Eligible Employee may be granted an Option which permits him during any one calendar year to purchase Shares under the Plan, and any other stock purchase plan of the Corporation or its Subsidiaries, which exceed in value $25,000 based on the Average Market Price of the Shares on the Grant Date of the Option.

          (b) The purchase price for each Share purchased under the Plan will be no less than 85 percent of the Average Market Price at the Grant Date; provided, however, that in no event shall the purchase price be less than the par value of such Shares. Shares shall be purchased on the Exercise Date and certificates showing ownership shall be issued to the Participants as soon as practicable thereafter.

          (c) Options shall be exercised by written notice delivered to the Vice President - Human Resources at least ten (10) business days prior to the Exercise Date, stating the number of Options the Participant is exercising and the manner in which the purchase price shall be paid. Any Options which are not exercised by the Exercise Date shall be canceled. Upon the exercise of any Option, the payroll deduction funds, if any, relating to such Options shall be applied to the purchase price. No fractional shares shall be purchased, and any balance remaining in a Participant's payroll deduction account after whole Shares have been purchased on the Exercise Date shall be refunded to the Participant with interest equal to five percent (5%) per annum.

          10.  Registration of Certificates.  Share certificates may be
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registered only in the name of the Participant, or, if the Participant so indicates on his election form, in joint tenancy with a member of the Participant's family, with right of survivorship. A Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the Participant's name as tenant in common or as community property with a member of the Participant's family, without right of survivorship.
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                                      -5-

          11.  Rights as a Stockholder.  None of the rights or privileges of a
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stockholder of the Corporation shall exist with respect to Options issued under the Plan unless and until Shares have been purchased on behalf of the Participant and stock certificates have been issued.

          12.  Rights on Retirement, Death or Termination of Employment.  In the
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event of a Participant's Retirement, death, or Disability prior to the Exercise
Date, the Participant or his Beneficiary may on the Exercise Date purchase the shares for which he holds an Option. If, prior to the Exercise Date the Participant terminates employment for any reason other than Retirement, Death or Disability, his Option shall be canceled and his payroll deductions, if any, shall be refunded with interest. All refunds of payroll deduction contributions made under the Plan shall be made as promptly as possible with interest equal to five percent (5%) per annum.

          13.  Rights Not Transferable.  A Participant shall not assign, sell,
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encumber, transfer or otherwise dispose of any rights or interests under the
Plan, other than by will or the laws of descent and distribution. Any attempted disposition in violation of the preceding sentence shall be null and void. Any Option hereunder must be exercised by the employee during his lifetime, or, after his death, by his Beneficiary.

          14.  Application of Funds.  All payroll deduction contributions held
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by the Corporation under the Plan may be used for any corporate purpose prior to its application to the purchase price for an Option.

          15.  Adjustment in Case of Changes Affecting the Corporation's Stock.
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In the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any purchase of Shares at a price substantially below fair market value, or of any similar change affecting the capital structure of the Corporation, the number and kind of Shares available for awards under the Plan shall be appropriately adjusted, consistent with such change, in such manner as the Committee in its sole discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section, and such adjustment shall be effective and binding for all purposes of the Plan.

          16.  Amendment of the Plan.  The Board of Directors may at any time,
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or from time to time, retroactively or prospectively, amend the Plan in any respect, except that, without the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of Shares authorized for the Plan under Section 3 (other than as provided in Section 15),
(ii) decreasing the purchase price per Share under Section 9(b),
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                                      -6-

(iii) withdrawing the administration of the Plan from the Committee, or (iv) permitting any Options under the Plan to be granted to a member of the Committee or to a person who is administering any stock option plan of the Corporation or a Subsidiary or any employee stock purchase plan of the Corporation or a Subsidiary. The Administrative Committee under the Retirement Savings Plan may make any amendments to the Plan necessary to continue the Plan's qualification as a Plan described in Section 423 of the Code.

          17.  Termination of the Plan.  This Plan and all rights of employees
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under any offering hereunder shall terminate at any time, at the discretion of the Board of Directors. Upon termination of the Plan, all Options shall be canceled and all amounts in the payroll deduction accounts of Participants shall be carried forward into the Participant's payroll deduction account under a successor Plan, if any, or refunded to the Participant with interest equal to five percent (5%) per annum.

          18.  Investment Representation.  A Participant, if required by the
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Committee, shall deliver to the Committee at the time of any exercise of an
Option or portion thereof a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation to the Corporation prior to the delivery of any Shares issued upon exercise of any Option and prior to the expiration of the Offering Period shall be a condition precedent to the right of the Participant or his Beneficiary to purchase any Shares.

          19.  Plan Shares Purchases.  The Committee may purchase outstanding
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Shares on behalf of the Plan, upon such terms as the Committee may approve, for delivery under the Plan; provided, however, that in the initial public offering, a sufficient number of Shares shall be reserved by the Corporation for issuance hereunder.

          20.  Governing Law.  The Plan shall be governed by and construed in
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accordance with the laws of the State of New York, without reference to the principles of conflicts of law thereof. The Plan is intended to qualify as a Plan which satisfies the requirements of Section 423 of the Code. Any interpretation hereunder shall be made in accordance with such Code Section and the regulations promulgated thereunder.

          21.  No Liability of Committee Members.  No member of the Committee
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shall be personally liable (i) by reason of any contract or other instrument executed by such member or by his authorized agent in his capacity as a member of the Committee, or (ii) for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer and director of the Corporation and its Subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated,
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against any cost or reasonable expense (including counsel fees) or liability
(including any sum paid in settlement of a claim with the approval of the Board of Directors of the Corporation) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The indemnification provided for in this Section 21 shall be in addition to any rights of indemnification such individual has as a director or officer pursuant to law, or under his employer's certificate of incorporation or by-laws.

          22.  Successor Corporation.  The obligations of the Corporation under
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the Plan shall be binding upon the successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation.

          23.  Withholding.  Upon the exercise of any Option under the Plan, the
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Participant's employer shall have the right to require the Participant (or his representative): (i) to remit an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any Share certificate; or (ii) in the alternative, the Committee in its discretion may either permit the Participant to provide irrevocable instructions to a broker to sell such Shares from the Participant's Option as are necessary to satisfy any tax withholding obligation and to promptly remit such sale proceeds to the Corporation or have withheld from the Participant's Option such Shares as are necessary to satisfy any tax withholding obligation.

          24.  Notice of Premature Disposition.  A Participant or former
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Participant who disposes of Shares acquired under the Plan within (i) two years of the Grant Date of the Options by which such Shares were acquired, or (ii) twelve months of the date of transfer of Shares to him, shall notify in writing the Chief Financial Officer of the Corporation of such disposition and shall make appropriate arrangements for satisfying income and payroll tax withholding requirements.

          25.  Beneficiary.  A Participant may file a written designation of a
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beneficiary who is to receive any Shares and/or payment under the Plan in the event of the Participant's death. Such designation may be changed by the Participant at any time by written notice to the Vice President, Human Resources of the Corporation, but to be effective such notice must be received prior to the Participant's death. In the event a Participant dies without designating a Beneficiary, or if the designated Beneficiary predeceases the Participant, the Participant's spouse shall be his Beneficiary, or in the absence of a spouse, the Participant's estate shall be his Beneficiary.

          26.  Corporation's Payment of Expenses Related to the Plan.  The
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Corporation will bear all expenses incurred in administering the Plan, including expenses of issuing Shares provided hereunder.
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          27.  Plan and Rights to Purchase Common Stock Not to Confer Rights
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with Respect to Continuance of Employment.  The Plan and any right to purchase
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Shares under the Plan shall not confer upon any employee any right with respect to continuance of employment by the Corporation or a Subsidiary and shall not restrict or interfere in any way with the right of the Corporation or a Subsidiary to terminate his employment at any time.

          28.  Gender and Number; Captions.  Whenever used in the Plan, the
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masculine gender shall include the feminine, and the singular shall include the plural, unless the context indicates otherwise. The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

          29.  Effective Date.  The Plan is effective as of the effective date
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of the initial public offering of Shares and has received approval by the shareholders of the Corporation.